Baird 2019 Global Industrial Conference Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO November 5, 2019 © 2019 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2020 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2019. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2019 Mercury Systems, Inc. 2

Pioneering a next-generation aerospace and defense electronics company… • Proven high-tech commercial business model for A&D • Secure sensor and safety critical processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • FY19 Growth YoY: – 33% Revenue – 14% GAAP Net Income – 27% Adj. EBITDA – 40% Backlog • Defense industry’s highest Glassdoor employee ratings* …to address the industry's challenges and opportunities * Source: Capital Alpha Partners, “Glassdoor Data & Defense: Not Much Change Over the Past Year”, August 21, 2018 © 2019 Mercury Systems, Inc. 3

Investor highlights Proven management team with demonstrated track record Focus on Focus on fast-growing markets in aerospace and defense electronics 1 Core Markets Acquire New Expanded addressable market and moved up value chain 2 Capabilities Increase Internal High-tech R&D investment level for aerospace and defense electronics 3 R&D Spend Trusted Domestic Trusted RF, digital and custom microelectronics manufacturing 4 Manufacturing Unique Go To Solution sales and strategic account management 5 Market Model Scalable M&A Significant in-house origination, execution and integration capabilities 6 Platform Destination Defense electronics destination employer and acquirer of choice 7 Employer © 2019 Mercury Systems, Inc. 4

# Mercury's financial profile demonstrates our unique strategy



# of Companies
1,057
390
122
34
ALL NYSE AND NASDAQ U.S. LISTED COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1B - $5B
LTM EBITDA Margin >20%
Revenue CAGR >10% 5-Year
LTM Revenue Growth >20%
TIER 2 DEFENSE INDEX MEDIAN
mercury systems.
17%
22% Margin
4%
27% Growth
8%
30% Growth

Notes:

- LTM figures for Mercury are based on the trailing four fiscal quarters using information reported in Mercury's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
- All other data per FactSet as of October 25, 2019. 5-year CAGR for market participants calculated per FactSet for the trailing four fiscal quarters available as of October 25, 2019 and the comparable historical period. Mercury 5-year CAGR calculated as the trailing four fiscal quarters ending fiscal Q1 2020 compared to the trailing four fiscal quarters ending fiscal Q1 2015. Financials represent reported results and are not adjusted for acquisitions or divestitures.
- TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic, Curtiss Wright, Ducommun, Elbit Systems, FLIR Systems, HEICO, Hexcel, Honeywell Intl, Kaman, Kratos Defense, L3Harris Technologies, Maxar, Moog, Oshkosh, OSI Systems, Teledyne Technologies, Textron, TransDigm Group, Triumph Group, United Technologies, Viasat, Woodward Aerospace.

© 2019 Mercury Systems, Inc.

5

Acquisitions have transformed Mercury into a commercial… Aerospace and Defense • Acquired capabilities Electronic Subsystem significantly expanded MISSION PROCESSING addressable market MISSION PROCESSING SAFETY & SECURITY IP • Moved up the value chain SECURE STORAGE * SENSOR PROCESSING • Model facilitates greater SENSOR PROCESSING SENSOR PROCESSING customer outsourcing SENSOR PROCESSING DIGITIZATION • Accelerates customer DIGITIZATION * RF supply chain transformation * RF • Disintermediate traditional RF RF product-level competitors • Low-risk, content expansion organic growth strategy • Future M&A opportunities ...provider of secure sensor and safety-critical processing subsystems * Represents carve-out acquisition from Microsemi Corp. © 2019 Mercury Systems, Inc. 6

# We are deployed on 300+ programs with 25+ Primes

**Aerospace & Defense Platform and Systems Electronics Content**

**C4I**

**JLTV**


**WIN-T**


**KC-46**


**A330 MRTT**


**Aegis**


**Sensor & Effector Mission Systems**

**F-16**


**Reaper/Gorgon Stare**


**Triton**


**LTAMDS**


**Aegis**


**F-35**


**C-130**


**Global Hawk**


**Badger/Buzzard**


**SEWIP**


**Stormbreaker**


**PGK**


**MALD-J**


**Paveway**


**SM2/3/6**


SNC SIERRA NEVADA CORPORATION
Raytheon
NORTHROP GRUMMAN
DRS
BAE SYSTEMS
AIRBUS
SAIC
LOCKHEED MARTIN
L3HARRIS™
GENERAL ATOMICS
THALES
BOEING

© 2019 Mercury Systems, Inc.

7

Six major trends shaping the defense industry Political Dysfunction: Budget Control Act and repeated Continuing Resolutions disrupting DoD budget process and spending Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain issues; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform: Firm-fixed-price contracts changing economics and industry competitive dynamics despite increased defense spending Innovation Challenges: Increasing headcount but recruitment challenges and aging workforce; Relatively low IRAD requires focused investment and greater outsourcing DoD needs more domestically-produced technology Leverage high-tech commercial investment and innovation Address supply chain globalization and need for trust and assurance Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, North Korean threat, Middle East instability © 2019 Mercury Systems, Inc. 8

2019 Bipartisan Budget Act ends BCA caps… Topline Defense Budget vs. BCA Caps (Discretionary BA, Current $B) Budget Control Act 2011 (Base) Actual funding (Base) Actual funding (Base + OCO) FY20 Administration Request (Base) FY20 Administration Request (Base + OCO) 2019 Bipartisan Budget Act $800 742 $750 727 747 714 718 737 $700 685 722 671 706 708 707 $650 617 606 598 $600 581 564 558 545 $550 522 524 Defense (Base + OCO) CAGR FY20 PB drop in base to 2019 - 2024 1.7% 499 remain under BCA caps $500 2017 - 2024 3.0% 2015 - 2024 3.2% $450 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Notes: Budget and BCA Caps represent the 051 account (DoD), FY18 and FY19 are estimated from enacted appropriations legislation Sources: BBA 2019, FY20 PBR, CBO, CRS, OMB, FY20 DoD Green Book, FY18 & FY19 Defense Appropriations bills, RSAdvisors research & analysis …with 3% DoD budget increase in FY20 but flat outlook for FY21 © 2019 Mercury Systems, Inc. 9

# The A&D electronics systems market is over $125B annually

## Our total addressable market is now ~$39B

| | Aerospace & Defense Platform and Systems Electronics Content | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | C4I ($23.0B*) | | | Sensor & Effector Mission Systems ($15.8B*) | | | | |
| | Platform & Mission Mgmt | C2I | Comms | EW | Radar | EO/IR | Acoustics | Weapons |
| |  |  |  |  |  |  |  |  |
| | ***Avionics / Vetronics*** | ***Command & Control / Battle Management*** | ***Dedicated Communications*** | ***Electronic Warfare*** | ***Radar*** | ***Electro-Optical/ Infrared*** | ***Acoustics*** | ***Missiles/ Munitions*** |
| **Definition** | Control & operation of platform & mission systems | Processing & exploitation of information | Dissemination of information | Offensive / defensive exploitation of EM spectrum | Use of RF signal to detect, track, ID | Thermo-graphic camera with video output | Sound pulses to determine object location | Seekers, HEL, HPM Naval Launched Air Launched |
| **2019 Market ($B)** | **$26.3B** 5.7% '18-23 CAGR | **$39.7B** 5.2% '18-23 CAGR | **$17.6B** 5.7% '18-23 CAGR | **$8.8B** 5.1% '18-23 CAGR | **$9.8B** 5.8% '18-23 CAGR | **$12.1B** 5.2% '18-23 CAGR | **$4.5B** 5.7% '18-23 CAGR | **$6.2B** 7.7% '18-23 CAGR |
| **2019 Tier 2* Market ($B)** | **$6.7B** 6.5% '18-23 CAGR | **$8.1B** 6.2% '18-23 CAGR | **$8.2B** 5.8% '18-23 CAGR | **$4.5B** 5.2% '18-23 CAGR | **$5.1B** 6.2% '18-23 CAGR | **$1.9B** 6.5% '18-23 CAGR | **$1.2B** 6.5% '18-23 CAGR | **$3.1B** 8.1% '18-23 CAGR |

Notes:
*Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, October 2018. Numbers are rounded.

© 2019 Mercury Systems, Inc.

10

Our capabilities and growth dimensions are well-aligned… GROWTH DIMENSIONS • Growth in Defense spending • Defense Prime contractors Market outsourcing more • Defense Primes’ flight to Geography Customer quality suppliers • Supply chain delayering A&D Industry • Foreign military and international sales increasing Content Platform • Sensor & C4I modernization • Weapon systems readiness Program and modernization …with DoD investment priorities and overall industry trends © 2019 Mercury Systems, Inc. 11

Acquisitions and investments driving significant opportunity growth… • Total potential value grew Top 30 Programs & Pursuits Estimated Lifetime Value ($M) >4.6x to $9.4B in 6 years Radar EW C4I Weapons Other 10,000 • Significant Radar, EW, C4I, 7,360 9,405 EO/IR and Weapons 1,116 opportunity pipeline 8,000 • Acquisitions brought new 1,959 4,314 Possible programs and capabilities Pursuit 6,000 4,259 1,244 • Larger, more diversified, Won 5,146 program base reduces risk 1,250 4,000 5,091 • Content expansion driving 1,792 Probable above average growth 2,045 2,000 Total • Outsourced integrated Pipeline subsystems 56% of top 30 0 program forecast life value FY14 FY14-FY20 Increase FY20 …which in turn is driving strong results Note: Refer to Appendix for definitions of “Probable”, “Possible”, “Pursuit”, and “Won”. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. © 2019 Mercury Systems, Inc. 12

Business model built for speed, innovation and affordability… Traditional COTS Less Mercury Pre-integrated Product Integration Time Embedded Subsystem(s) I Classified Prime/Gov’t IP Classified Prime/Gov’t IP N T Less E Risk Proprietary Middleware Application-Ready G Software Toolkit R A T Operating System Open Middleware I Embedded Security O Vendor A Vendor B Vendor C Lower Safety-Certified N COTS COTS COTS Initial Cost Processor Hardware 36+ months Time 12 months Time to Market Lower to Market Lifecycle Cost Government Primes …as customers seek outsourced pre-integrated subsystems © 2019 Mercury Systems, Inc. 13

Only high-tech commercial company with the technology… Secure Sensor and Safety-Critical Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE Leading Conduit for SILICON SAFETY Commercial Silicon Innovation Highest Safety Design Into A&D Market Assurance Levels (DAL) SPEED SECURITY SWaP SOFTWARE Highest Performance Industry-leading Processing & RFM Embedded Security Best Size, Weight & Open Software for Power with Low Risk Integration, State-of-the-Art Investment Protection Cooling Technology …and domain expertise for secure sensor and mission processing © 2019 Mercury Systems, Inc. 14

# Glassdoor current employee ratings as of October 29, 2019
## Validates Mercury's destination employer and acquirer of choice status

| | Mercury Systems | Glass Door Average | Proxy Peer Group(1) | Tier 2 Defense Company Index(2) |
|---|---|---|---|---|
| **Overall Rating** | 4.4 | 3.4 | 3.5 | 3.5 |
| **Culture & Values** | 4.4 | 3.4 | 3.3 | 3.3 |
| **Work-Life Balance** | 3.9 | 3.4 | 3.4 | 3.5 |
| **Senior Management** | 4.2 | 3.1 | 3.4 | 3.4 |
| **Compensation & Benefits** | 4.2 | 3.1 | 3.1 | 3.2 |
| **Career Opportunities** | 4.3 | 3.0 | 3.6 | 3.6 |
| **Recommend to Friend** | 86% | 62% | 66% | 67% |
| **CEO Approval** | 94% | 70% | 76% | 77% |
| **Positive Business Outlook** | 92% | 49% | 56% | 57% |

**(1) PROXY PEER GROUP**: ADTRAN, Inc., AeroVironment, Inc., Astronics Corp., Brooks Automation, Inc., CalAmp Corp., Cognex Corp., Comtech Telecommunications Corp., Cray, Inc., Digi International, Inc., Ducommun, Inc., Infinera Corp., iRobot Corp., Kratos Defense & Security Solutions, Inc., MACOM Technology Solutions Holdings, Inc., MKS Instruments, Inc., NETGEAR, Inc., NetScout Systems, Inc., Novanta, Inc., Progress Software Corp., Qualys, Inc., Vicor Corp.

**(2) TIER 2 DEFENSE INDEX:** AAR Corporation, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BXW Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Elbit Systems, FLIR Systems, Harris Corp, Heico, Hexcel, Honeywell Intl, Kaman, KBR, Kratos Defense, L-3 Technologies, Maxar, MOOG, Oshkosh Defense, OSI Systems, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, United Technologies, Vectrus, Viasat, Woodward Aerospace.

**Source: Glass Door, Inc., Oct. 29, 1019**

*© 2019 Mercury Systems, Inc.*

15

We have executed on a disciplined and focused M&A strategy 2019 Tier 2* Market ($B) & CY’18-23 CAGR (%) Aerospace & Defense Platform and Systems Electronics Content C4I ($23.0B*) Sensor & Effector Mission Systems ($15.8B*) Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Organic (1) (1) $6.7B $8.1B $8.2B $4.5B $5.1B $1.9B $1.2B $3.1B 6.5% 6.2% 5.8% 5.2% 6.2% 6.5% 6.5% 8.1% Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis. Numbers are rounded. (1) Represents carve-out acquisition from Microsemi Corp. © 2019 Mercury Systems, Inc. 16

Mercury M&A philosophy and value creation blueprint Culture & Values Assess cultural fit and rapidly enculturate the acquiree Full Integration We believe in full integration – We’re not a holding company Unify Brand One Brand – Mercury Systems Combine Like Entities Combine like businesses or product lines to gain scale and efficiencies Consolidate Manufacturing Invest capital to consolidate and modernize manufacturing facilities Deploy Common Processes & Systems Deploy scalable enterprise processes, systems, security, collaboration Invest R&D Leverage G&A Raise R&D to accelerate new design wins. Centralize G&A where possible Accelerate Organic Growth Strategic account and solution sales model to accelerate organic growth Continuously Improve Matrix structure drives clarity, consistency, continuous improvement Deliver Results Common business management process and operating cadence © 2019 Mercury Systems, Inc. 17

Strategy and investments have positioned Mercury well • Proven high-tech commercial business model for Aerospace & Defense • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Captive Prime outsourcing large secular growth opportunity • Destination employer and acquirer of choice • Continued above industry-average growth and profitability • Business platform built to grow and scale through future acquisitions © 2019 Mercury Systems, Inc. 18

Financial Overview Michael Ruppert Executive Vice President & CFO © 2019 Mercury Systems, Inc.

# The evolution of Mercury Systems

*In millions, except percentage and per share data.*

| | | LTM Q1 2015 | LTM Q1 2020 | Change |
|---|---|---|---|---|
| Valuation | Market Capitalization[1,2] | $373 | $3,996 | 11x |
| Valuation | Enterprise Value[1,2] | $325 | $3,834 | 12x |
| Operational | Revenue[2] | $212 | $688 | 3x |
| Operational | Adj. EBITDA[2]<br>*% Margin* | $28<br>*13%* | $150<br>*22%* | 5x<br>*+~860 bps* |
| Operational | Adj. EPS[2] | $0.47 | $1.88 | 4x |
| Strategy | Number of Acquisitions[3] | N.A. | 11 | N.M. |
| Strategy | Capital Deployed[3] | N.A. | $804 | N.M. |

Notes
(1) Valuation for LTM Q1 2015 based on basic shares from Company's Q1 FY15 10-Q and stock price as of September 30, 2014
Valuation for LTM Q1 2020 based on basic shares from Company's 2019 10-K and stock price as of October 29, 2019.
(2) Last twelve months ended September 30, 2014 and September 30, 2019, respectively. Operational figures are based on fiscal year and fiscal quarter results as reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. Historical results as reported, not pro forma for acquisitions. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments.
(3) Acquisitions completed and capital deployed in acquisitions FY15-FY20 YTD.

*© 2019 Mercury Systems, Inc.*

20

# Mercury has delivered strong financial results


Revenue
30%
YoY
26% CAGR
209
235
270
409
493
655
688
FY14
FY15
FY16
FY17
FY18
FY19
LTM
Q1FY20


GAAP Net Income
93%
YoY
(4.1)
14.4
19.7
24.9
40.9
46.8
58.5
FY14
FY15
FY16
FY17
FY18
FY19
LTM
Q1FY20


GAAP EPS
80%
YoY
(0.13)
0.44
0.56
0.58
0.86
0.96
1.15
FY14
FY15
FY16
FY17
FY18
FY19
LTM
Q1FY20


Backlog
40%
YoY
29% CAGR
174
208
288
357
447
625
712
FY14
FY15
FY16
FY17
FY18
FY19
LTM
Q1FY20


Adj. EBITDA
24%
YoY
46% CAGR
22
44
56
93
115
145
150
11%
19%
21%
23%
23%
22%
22%
FY14
FY15
FY16
FY17
FY18
FY19
LTM
Q1FY20


Adj. EPS
31%
YoY
37% CAGR
0.38
0.82
0.96
1.15
1.42
1.84
1.88
FY14
FY15
FY16
FY17
FY18
FY19
LTM
Q1FY20

Notes: For the fiscal years ended June 30, as reported in the Company's Form 10-Ks. CAGR figures for the period FY14-FY19. LTM and YoY figures are based on the trailing four fiscal quarters using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. Numbers are rounded. Per share data is presented on a fully diluted basis. As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes.

© 2019 Mercury Systems, Inc.

21

# Market expansion strategy is working well

- Continued growth in core markets
- Expansion into adjacent markets
- Additional capabilities drive content expansion
- Broader program and customer base
- Vastly larger addressable market
- Consistently driving above market growth rates



Revenue and Growth by Market ($M)
Radar
EW
C4I
Weapons
Other
700
600
500
400
300
200
100
0
212
LTM Q1FY15
476
78
72
184
91
51
Increase by Market
688
LTM Q1FY20
C4I
4
2%
Other
48
23%
EW
50
23%
Radar
110
52%
Other
125
18%
Radar
161
23%
Weapons
73
11%
C4I
188
27%
EW
141
21%

Notes: LTM figures are based on the trailing four fiscal quarters for the period indicated using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company's products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods.

© 2019 Mercury Systems, Inc.

22

# LTM Q1 FY20 vs. LTM Q1 FY19

| *In $ millions, except percentage and per share data* | LTM Q1 FY19[1] | LTM Q1 FY20[1] | Change |
|---|---|---|---|
| **Bookings** | $635.0 | $820.0 | 29% |
| Book-to-Bill | 1.20 | 1.19 | |
| **Backlog** | $507.9 | $711.7 | 40% |
| 12-Month Backlog | $377.8 | $499.2 | |
| **Revenue** | $531.2 | $688.0 | 30% |
| Organic Revenue Growth[2] | 22% | 19% | |
| **Gross Margin** | 44.6% | 44.0% | (0.5)pts |
| **Operating Expenses** | $186.3 | $222.7 | 20% |
| Selling, General & Administrative | $92.5 | $115.9 | |
| Research & Development | $60.0 | $75.8 | |
| Amortization/Restructuring/Acquisition | $33.8 | $30.9 | |
| **GAAP Net Income** | $30.4 | $58.5 | 93% |
| Effective Tax Rate | 30.3% | 11.5% | |
| **GAAP EPS** | $0.64 | $1.15 | 80% |
| Weighted Average Diluted Shares | 47.5 | 50.3 | |
| **Adjusted EPS[3]** | $1.44 | $1.88 | 31% |
| **Adj. EBITDA[3]** | $120.9 | $150.4 | 24% |
| % of Revenue | 22.8% | 21.9% | |
| **Operating Cash Flow** | $55.3 | $101.8 | 84% |
| **Free Cash Flow[3]** | $40.1 | $69.2 | 73% |

Notes:
(1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
(2) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(3) Non-GAAP, see reconciliation table.

© 2019 Mercury Systems, Inc.

23

Q2 FY20 guidance In $ millions, except percentage and per share data Q2 FY19(1) Q2 FY20(2) Change Revenue $159.1 $185.0 - $195.0 16% - 23% GAAP Net Income $12.4 $13.9 - $15.4 12% - 24% Effective tax rate(3) 26.6% 26.0% GAAP EPS $0.26 $0.25 - $0.28 (4)% - 8% Weighted-average diluted shares outstanding 47.7 55.0 Adjusted EPS(4) $0.47 $0.46 - $0.48 (2)% - 2% (4) Adj. EBITDA $37.0 $38.5 - $40.5 4% - 10% % of revenue 23.2% 20.8% Notes: (1) Q2 FY19 figures are as reported in the Company’s earnings release dated January 29, 2019. (2) The guidance included herein is from the Company’s earnings release dated October 29, 2019. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the second quarter of fiscal 2020 are to the quarter ending December 27, 2019 and to fiscal 2020 are to the fiscal year ending July 3, 2020. © 2019 Mercury Systems, Inc. 24

FY20 annual guidance In $ millions, except percentage and per share data FY19(1) FY20(2)(5) Change Revenue $654.7 $775.0 - $790.0 18% - 21% GAAP Net Income $46.8 $72.9 - $77.8 56% - 66% Effective tax rate(3) 21.4% 26% GAAP EPS $0.96 $1.32 - $1.41 38% - 47% Weighted-average diluted shares outstanding 48.5 55.2 Adjusted EPS(4) $1.84 $2.03 - $2.11 10% - 15% (4) Adj. EBITDA $145.3 $169.5 - $175.5 17% - 21% % of revenue 22.2% 21.9-22.2% Notes: (1) FY19 figures are as reported in the Company’s earnings release dated July 30, 2019. (2) The guidance included herein is from the Company’s earnings release dated October 29, 2019. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments or non-recurring financing-related expenses. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the second quarter of fiscal 2020 are to the quarter ending December 27, 2019 and to fiscal 2020 are to the fiscal year ending July 3, 2020. © 2019 Mercury Systems, Inc. 25

# Mercury recent acquisition history

| Company | Expansion Primary Theme | Closing Date | Purchase Price ($mm) | Ending Debt Balance | Funding |
|---|---|---|---|---|---|
| LIT | Security | Dec-2015 | $ 10 | $ 0 | Cash on Hand |
| Microsemi (1) | Weapons, EW, Security | May-2016 | $ 300 | - | Term Loan Cash on Hand |
| April 2016 Equity Offering | | | ($ 93) | $ 200 | Equity Offering |
| CES | Platform/Mission, Comm's | Nov-2016 | $ 39 | $ 190 | Cash on Hand |
| January 2017 Equity Offering | | | ($ 216) | $ 0(2) | Equity Offering |
| Delta Microwave | EW, Space | Apr-2017 | $ 41 | $ 0(2) | Cash on Hand |
| RTL | Platform/Mission | Jul-2017 | $ 6 | $ 0 | Cash on Hand |
| THEMIS | C2I, Comm's | Feb-2018 | $ 180 | $ 195 | Revolver |
| GERMANE SYSTEMS | C2I, Acoustics | Jul-2018 | $ 45 | $ 240 | Revolver |
| GECO | Platform/Mission | Jan-2019 | $ 37 | $ 277 | Revolver |
| ATHENA | Security | Apr-2019 | $ 46 | $ 325 | Revolver |
| syntonic | EW | Apr-2019 | | | |
| May 2019 Equity Offering | | | ($ 455) | $ 0(3) | Equity Offering |
| apc | Platform/Mission, Vectronics | Sep-2019 | $ 100 | $ 0(4) | Cash on Hand |

**Total Capital Deployed: $ 804**

Source: Company filings, Company investor presentations

(1) Represents carve-out acquisition from Microsemi Corp.

(2) On June 27, 2017, Mercury amended its senior secured credit facility, increasing and extending the revolving credit facility and utilizing the January 2017 equity offering proceeds to repay the remaining principal on the existing term loan.

(3) Reflects repayment of debt with proceeds from the May 2019 common stock offering.

(4) Acquisition of American Panel Corporation completed on September 23, 2019. ~$161mm net cash position as of September 27, 2019.

© 2019 Mercury Systems, Inc.

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Committed to maintaining differentiated and attractive financial profile 100% • Operating expense leverage Increase EBITDA • Program production mix margins • Operational improvements 37% • Full acquisition integration • Alignment with DoD priorities Grow organically at • Increased outsourcing high-single / • Program content expansion low-double digit 12% • Increased market share Supplement • Large pipeline of targets with • Significant financial firepower strategic • Revolver with attractive terms M&A 3% • Identify, execute, integrate Poised to remain in the top 5% © 2019 Mercury Systems, Inc. 27

Summary • Strategy driving sustained growth and profitability above industry average • Raised and deployed capital creating significant shareholder value • Invested in infrastructure and developed core competencies to scale • Poised for continued organic and inorganic growth, margin expansion • Well-positioned for future M&A with strong pipeline of opportunities © 2019 Mercury Systems, Inc. 28

Appendix © 2019 Mercury Systems, Inc.

Balance sheet As of (In $ millions)(1) 9/30/18 12/31/18 3/31/19 6/30/19 9/27/19 ASSETS Cash & cash equivalents $72.9 $93.9 $112.5 $257.9 $161.3 Accounts receivable, net 153.9 168.3 170.7 176.2 177.5 Inventory, net 121.2 126.4 131.7 137.1 148.5 PP&E, net 50.8 53.1 55.9 60.0 65.9 Goodwill and intangibles, net 704.2 696.3 724.3 768.3 847.4 Other(2) 24.0 18.6 17.3 17.4 73.3 TOTAL ASSETS $1,127.0 $1,156.6 $1,212.4 $1,417.0 $1,473.9 LIABILITIES AND S/E AP and accrued expenses(2) $61.2 $70.7 $83.1 $86.7 $84.8 Other liabilities(2) 49.2 49.9 40.4 45.5 93.7 Debt 240.0 240.0 276.5 - - Total liabilities 350.4 360.6 400.0 132.2 178.5 Stockholders' equity 776.6 796.1 812.4 1,284.7 1,295.3 TOTAL LIABILITIES AND S/E $1,127.0 $1,156.6 $1,212.4 $1,417.0 $1,473.9 Notes: (1) Rounded amounts used (2) Effective July 1, 2019, the Company has adopted ASC 842 - Leases using the optional transition method. Prior periods were not changed. As a result of this adoption, the Company has recorded Right-of-use assets of $51.3 million, which is included in Other assets and total Lease liabilities of $60.2 million, of which $7.1 million is included in Accrued Expenses and $53.1 million is included in Other liabilities, as of September 27, 2019. © 2019 Mercury Systems, Inc. 30

Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 9/30/18 12/31/18 3/31/19 6/30/19 9/27/19 Net Income $7.5 $12.4 $14.1 $12.8 $19.2 Depreciation and amortization 11.5 11.7 11.6 11.6 11.4 Other non-cash items, net 5.5 4.6 6.3 5.1 6.4 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and (5.9) (15.0) (1.2) (6.0) 2.2 costs in excess of billings Inventory (4.6) (4.9) (4.0) (3.3) 0.4 Accounts payable and accrued expenses (2.0) 9.2 8.0 2.7 (6.3) Other 8.0 7.3 (8.6) (2.2) (9.0) (4.5) (3.4) (5.8) (9.0) (12.8) Operating Cash Flow 20.0 25.3 26.2 26.0 24.3 Capital expenditures (3.7) (7.1) (7.1) (8.8) (9.6) Free Cash Flow(2) $16.3 $18.2 $19.2 $17.1 $14.7 Free Cash Flow(2) / Adjusted EBITDA(2) 52% 49% 49% 45% 40% Free Cash Flow(2) / GAAP Net Income 218% 147% 136% 134% 76% Notes: (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 31

Q1 FY20 vs. Q1 FY19 In $ millions, except percentage and per share data Q1 FY19 Q1 FY20 Change Bookings $178.7 $215.7 21% Book-to-Bill 1.24 1.22 Backlog $507.9 $711.8 40% 12-Month Backlog 377.8 499.2 Revenue $144.1 $177.3 23% Organic Revenue Growth(1) 6% 17% Gross Margin 42.8% 44.2% 1.4 pts Operating Expenses $47.8 $60.9 28% Selling, General & Administrative 24.7 30.0 Research & Development 14.9 21.9 Amortization/Restructuring/Acquisition 8.1 9.1 GAAP Net Income $7.5 $19.2 157% Effective Tax Rate 30% (12%) GAAP EPS $0.16 $0.35 119% Weighted Average Diluted Shares 47.7 55.1 Adjusted EPS(2) $0.39 $0.44 13% Adj. EBITDA(2) $31.6 $36.7 16% % of revenue 22.0% 20.7% Free Cash Flow(2) $16.3 $14.7 (10%) % of Adjusted EBITDA 52% 40% Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (2) Non-GAAP, see reconciliation table. © 2019 Mercury Systems, Inc. 32

# Adjusted EPS reconciliation

| (In thousands, except per share data) | Q1 FY19 | Q1 FY20 | LTM Q1 FY19 | LTM Q1 FY20 | Q2 FY20[2][4] Low | Q2 FY20[2][4] High | FY20[2][4] Low | FY20[2][4] High |
|---|---|---|---|---|---|---|---|---|
| **Earnings per share[1]** | **$ 0.16** | **$ 0.35** | **$ 0.64** | **$ 1.15** | **$ 0.25** | **$ 0.28** | **$ 1.32** | **$ 1.41** |
| **Net Income** | **$ 7,479** | **$ 19,247** | **$ 30,409** | **$ 58,543** | **$ 13,900** | **$ 15,400** | **$ 72,900** | **$ 77,800** |
| Amortization of intangible assets | 7,181 | 7,019 | 27,548 | 27,752 | 7,900 | 7,900 | 30,400 | 30,400 |
| Restructuring and other charges | 504 | 648 | 3,568 | 704 | - | - | 600 | 600 |
| Impairment of long-lived assets | - | - | - | - | - | - | - | - |
| Acquisition and financing costs | 1,043 | 2,236 | 5,117 | 10,821 | 800 | 800 | 4,500 | 4,500 |
| Fair value adjustments from purchase accounting | 620 | - | 2,103 | 93 | - | - | - | - |
| Litigation and settlement expense, net | - | 313 | - | 657 | - | - | 300 | 300 |
| Stock-based and other non-cash compensation expense | 4,743 | 5,776 | 17,662 | 20,654 | 6,400 | 6,400 | 25,400 | 25,400 |
| Impact to income taxes[3] | (3,073) | (10,849) | (18,391) | (24,328) | (3,900) | (3,900) | (22,300) | (22,800) |
| **Adjusted income** | **$ 18,497** | **$ 24,390** | **$ 68,016** | **$ 94,896** | **$ 25,100** | **$ 26,600** | **$ 111,800** | **$ 116,200** |
| **Adjusted earnings per share[1]** | **$ 0.39** | **$ 0.44** | **$ 1.44** | **$ 1.88** | **$ 0.46** | **$ 0.48** | **$ 2.03** | **$ 2.11** |
| Weighted-average shares outstanding: | | | | | | | | |
| Basic | 47,048 | 54,388 | | | | | | |
| Diluted | 47,697 | 55,078 | | | 55,000 | 55,000 | 55,200 | 55,200 |

Notes:
(1) Per share information is presented on a fully diluted basis.
(2) Rounded amounts used.
(3) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs.
(4) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this earnings presentation to the second quarter of fiscal 2020 are to the quarter ending Decemberr 27, 2019 and to fiscal 2020 are to the fiscal year ending July 3, 2020.

© 2019 Mercury Systems, Inc.
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# Adjusted EBITDA reconciliation

| (In thousands) | Q1 FY19 | Q1 FY20 | LTM Q1 FY19 | LTM Q1 FY20 | Q2 FY20[2][3] Low | Q2 FY20[2][3] High | FY20[2][3] Low | FY20[2][3] High |
|---|---|---|---|---|---|---|---|---|
| **Net Income** | **$ 7,479** | **$ 19,247** | **$ 30,409** | **$ 58,543** | **$13,900** | **$15,400** | **$ 72,900** | **$ 77,800** |
| Other non-operating adjustments, net[1] | 365 | 301 | (652) | 300 | - | - | 300 | 300 |
| Interest (income) expense, net | 2,193 | (1,187) | 5,027 | 4,797 | (500) | (500) | (2,800) | (2,800) |
| Income tax (benefit) provision | 3,129 | (2,018) | 13,200 | 7,605 | 4,900 | 5,400 | 17,100 | 18,200 |
| Depreciation | 4,365 | 4,362 | 16,938 | 18,475 | 5,100 | 5,100 | 20,800 | 20,800 |
| Amortization of intangible assets | 7,181 | 7,019 | 27,548 | 27,752 | 7,900 | 7,900 | 30,400 | 30,400 |
| Restructuring and other charges | 504 | 648 | 3,568 | 704 | - | - | 600 | 600 |
| Impairment of long-lived assets | - | - | - | - | - | - | - | - |
| Acquisition and financing costs | 1,043 | 2,236 | 5,117 | 10,821 | 800 | 800 | 4,500 | 4,500 |
| Fair value adjustments from purchase accounting | 620 | - | 2,103 | 93 | - | - | - | - |
| Litigation and settlement expense, net | - | 313 | - | 657 | - | - | 300 | 300 |
| Stock-based and other non-cash compensation expense | 4,743 | 5,776 | 17,662 | 20,654 | 6,400 | 6,400 | 25,400 | 25,400 |
| **Adjusted EBITDA** | **$ 31,622** | **$ 36,697** | **$ 120,920** | **$ 150,401** | **$ 38,500** | **$ 40,500** | **$ 169,500** | **$ 175,500** |

Notes:

(1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes.

(2) Rounded amounts used.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this earnings presentation to the second quarter of fiscal 2020 are to the quarter ending December 27, 2019 and to fiscal 2020 are to the fiscal year ending July 3, 2020.

© 2019 Mercury Systems, Inc.

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Free cash flow reconciliation (In thousands) Q1 FY19 Q1 FY20 LTM Q1 FY19 LTM Q1 FY20 Cash provided by operating activities $ 20,029 $ 24,310 $ 55,322 $ 101,798 Purchases of property and equipment (3,727) (9,595) (15,205) (32,559) Free cash flow $ 16,302 $ 14,715 $ 40,117 $ 69,239 © 2019 Mercury Systems, Inc. 35

Organic revenue reconciliation (In thousands) Q1 FY19 Q1 FY20 LTM Q1 FY19 LTM Q1 FY20 Organic revenue(1) $ 135,062 $ 158,053 $ 522,177 $ 622,087 Acquired revenue 8,994 19,251 8,994 65,905 Net revenues $ 144,056 $ 177,304 $ 531,171 $ 687,992 Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. © 2019 Mercury Systems, Inc. 36

# Glossary

| | | | | | |
|---|---|---|---|---|---|
| **AEGIS** | Aegis Ballistic Missile Defense System | **EDM** | Engineering Data Management | **MRTT** | Multi Role Tanker Transport |
| **AESA** | Active Electronically Scanned Array | **EM** | Electromagnetic | **O&M** | Operations & Maintenance |
| **AMC** | Advanced Microelectronics Center | **EO/IR** | Electro-optical / Infrared | **OpenVPX** | System-level specification for VPX, initiated by Mercury |
| **BCA** | Budget Control Act | **EW** | Electronic Warfare | **PBR** | President's Budget Request |
| **C2I** | Command, Control & Intelligence | **FMS** | Foreign Military Sales | **PGK** | Precision Guidance Kit |
| **C4ISR** | Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance | **GAM** | Global Account Manager | **RF** | Radio Frequency |
| **CBO** | Congressional Budget Office | **HEL** | High Energy Laser | **RoW** | Rest of World |
| **COTS** | Commercial off-the Shelf | **HPM** | High Power Microwave | **SEWIP** | Surface Electronic Warfare Improvement Program |
| **CRS** | Congressional Research Service | **IMA** | Integrated Microwave Assembly | **SIGINT** | Signals Intelligence |
| **DAL** | Design Assurance Level | **IRAD** | Internal Research And Development | **SM** | Standard Missile |
| **DFARS** | Defense Federal Acquisition Regulation Supplement | **JLTV** | Joint Light Tactical Vehicle | **SWaP** | Size Weight and Power |
| **DMEA** | Defense Microelectronics Activity | **LRU** | Line Replaceable Unit | **TAM** | Total Addressable Market |
| **DRFM** | Digital Radio Frequency Memory | **MALD** | Miniature Air Launched Decoy | **USMO** | US Manufacturing Operations |
| **EA** | Electronic Attack | **MMA** | Multimission Maritime Aircraft | **WIN-T** | Warfighter Information Network-Tactical |

*© 2019 Mercury Systems, Inc.*
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